Summary Prospectus Supplement	January 31, 2018

Putnam Absolute Return 700 Fund
Summary Prospectus dated February 28, 2017

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Absolute Return 700 Fund (“AR 700 Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved, changes to the fund’s name and investment goal. Putnam Management currently anticipates that the changes will be effective on or about April 30, 2018 (the “Effective Date”).

Putnam Management has also recommended, and the fund’s Board of Trustees has approved, the merger of Putnam Absolute Return 500 Fund (“AR 500 Fund”) into AR 700 Fund. Putnam Management and the fund’s Board of Trustees believe that the merger is in the best interests of AR 700 Fund and its shareholders. Completion of the merger is subject to a number of conditions. The merger is expected to occur on or about April 30, 2018, with the net asset value of the shares to be issued in the merger currently expected to be determined on or about April 27, 2018. No shareholder approval of the merger is required. The merger is expected to be tax-free for federal income tax purposes.

Following the merger, Putnam Management anticipates that AR 700 Fund may incur brokerage commissions and other transaction costs in connection with making investments to maintain its typical exposure levels to certain asset classes.

AR 700 Fund’s Board of Trustees has approved an amended management contract for AR 700 Fund, which will take effect immediately following the consummation of the merger and which provides that the fund’s management fee structure will be identical to the current management fee structure of AR 500 Fund. The amended management contract also provides for a reduction of the management fee for AR 700 Fund in any circumstance where the fee payable by the fund under the amended management contract would be higher than the management fee would have been under AR 700 Fund’s current fee schedule. Under those circumstances, Putnam Management has agreed to reduce its management fee to reflect the lower amount that would have been payable under AR 700 Fund’s current fee schedule.

On the Effective Date, the fund’s name will change to “Putnam Multi-Asset Absolute Return Fund,” and the fund’s goal will change from seeking to earn a positive total return that exceeds the return on U.S. Treasury bills by 700 basis points (or 7.00%) on an annualized basis over a reasonable period of time (generally at least three years or more) regardless of market conditions to seeking positive total return. Following the name and investment goal changes, Putnam Management anticipates that AR 700 Fund will be managed in substantially the same manner as is currently the case.

Shareholders should retain this Supplement for future reference.

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